Fees Summary	May 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	233,289.48
Total Transaction Valuation	1,689,279,353.16
Total Offset Amount	0
Net Fee	$ 233,289.48